                                                                   Exhibit 10.13

                       Dated this 1st day of December 2006

                         EXPERT MASTER HOLDINGS LIMITED
                                  (AS "LENDER")

                                       AND

                          FIRST SPACE HOLDINGS LIMITED
                                 (AS "BORROWER")

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                                 LOAN AGREEMENT

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                                DIBB LUPTON ALSOP
                            41/F Bank of China Tower
                                  1 Garden Road
                                    Hong Kong

                              Tel: (852) 2103 0808
                              Fax: (852) 2810 1345

                              Ref: MML.EC.2682.001

THIS AGREEMENT is made the 1st day of December 2006.

BETWEEN:-

(1)     EXPERT MASTER HOLDINGS LIMITED (Incorporation No.587562), a company incorporated in the British Virgin Islands and having its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town,
        Tortola, British Virgin Islands (the "LENDER"); and

(2)     FIRST SPACE HOLDINGS LIMITED (Incorporation No.1032484), a company incorporated in the British Virgin Islands and having its registered office at P.O. Box 3321, Drake Chambers, Road Town, Tortola, British
        Virgin Islands (the "BORROWER").

WHEREAS:

(A)     The Borrower is wholly-owned by Eastar Group Holdings Limited, which is in turn owned as to 69.4% and 30.6% by the Lender and UMW China Ventures
        (L) Ltd. respectively; and

(B)     The Lender has agreed to provide a term loan of US$32,216,904.57 to the
        Borrower for the purpose of satisfying the consideration payable by the
        Borrower in acquiring 69.4% equity interest of Wuxi Seamless Oil Pipes
        Co., Ltd. (the "EQUITY INTEREST") for the purpose of the proposed listing of Eastar Group Holdings Limited on the Main Board of The Stock
        Exchange of Hong Kong Limited.

NOW IT IS HEREBY AGREED AS FOLLOWS :-

1.      DEFINITIONS

1.1     In this Agreement and the Schedule hereto, the following expressions shall have the following meanings :-

        "this Agreement"          the present agreement as agreed and signed by
                                  or on behalf of the parties hereto;

        "Business Day"            a day (excluding Saturday) on which licensed
                                  banks are generally open for business in
                                  Hong Kong;

        "Debt Obligations"        the Borrower's obligations to repay to the
                                  Lender the Loan and Interest outstanding under
                                  this Agreement;

        "Drawdown Date"           the day on which a drawing of the Loan is made
                                  by the Borrower;

        "Events of Default"       the events of default described in Clause 7 of
                                  this Agreement;

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        "Hong Kong"               the Hong Kong Special Administrative Region of
                                  the People's Republic of China;

        "laws of Hong Kong"       all ordinance, rule, regulation, direction,
                                  opinion, notice, decree, document, order or
                                  judgment of any courts, government or monitory
                                  authorities of Hong Kong (whether or not in
                                  the same category as the aforesaid);

        "Loan"                    a loan of Thirty-Two  Million Two Hundred and
                                  Sixteen Thousand Nine Hundred and Four US
                                  Dollars and Fifty-Seven US Cents only
                                  (US$32,216,904.57);

        "Loan Period"             the period of 12 (twelve) months described in
                                  Clause 3.

        "US$", "US Dollars"       the lawful currency for the time being of
        and "US Cents"            the United States of America

1.2     References to Clauses and Schedule shall be construed as references to the Clauses and Schedule contained in this Agreement.

1.3     In this Agreement, unless the context otherwise requires:-

        (A)   indexes and clause headings in this Agreement are inserted for convenience only and shall not affect the construction of this
              Agreement;

        (B)   references to this Agreement include this Agreement and any other amendments to or replacement of documents which the parties hereto agree in writing;

        (C)   the Schedule hereto forms an integral part of this Agreement and has the same force and effect as the express terms of this
              Agreement;

        (D)   references to any regulations or statutory provisions include :-

              (i)     any regulations or provisions which are consolidated,
                      modified, re-enacted or replaced by any other regulations
                      or statutory provisions from time to time;

              (ii)    statutory re-enactment of any repealed regulations or
                      statutory provisions (whether modified or not); and

              (iii)   any subsidiary legislation enacted thereunder;

        (E)   references to the singular shall be deemed to include references to the plural and vice versa;

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        (F)   references to a person include any company, corporation or unincorporated association or organization;

        (G)   references to a person include his executors, administrators, successors and assigns; and

        (H)   when calculating any period of time stipulated in this Agreement starting from a specified date or a date for the doing of any particular act or the happening of any particular event, that particular date shall not be taken into account for the purpose of calculation.

2.      THE LOAN

        The Lender hereby agrees to make available to the Borrower an interest-free loan of [Thirty-Two Million Two Hundred and Sixteen
        Thousand Nine Hundred and Four US Dollars and Fifty-Seven US Cents only
        (US$32,216,904.57)]subject to and upon the terms of this Agreement and the representations, warranties and undertaking of the Borrower set out in this Agreement.

3.      LOAN PERIOD

        The Loan Period shall be a period of [twelve (12)] months starting on the Drawdown Date.

4.      BORROWER'S COVENANT TO REPAY

4.1     The Borrower hereby covenants with the Lender to repay the Loan in full, in US Dollars or any other currency as agreed between the Lender and the
        Borrower, before 4:00 p.m. on the day immediately following the expiry of the Loan Period.

4.2     Notwithstanding Clause 4.1, the Borrower may at any time during the Loan
        Period upon giving fourteen (14) days prior notice in writing to the
        Lender, prepay the whole or part of the Loan outstanding and unpaid without penalty. Any money paid by the Borrower to the Lender under this
        Agreement shall be applied towards settlement of the outstanding balance of the Loan.

5.      DRAWDOWN

        The Borrower is entitled to draw the Loan by one single drawing within
        30 days from the date of this Agreement by delivering to the Lender the original copy of a duly completed and signed notice of drawing specifying the date of the drawing [one (1)] Business Days before the proposed drawing.

6.      REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

6.1     To procure the entering of this Agreement by the Lender, the Borrower hereby represents warrants and undertakes to the Lender that:-

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        (A)   the Borrower is a company duly incorporated under the laws of its place of incorporation;

        (B)   the Borrower has the legal capacity to enter into this Agreement and to perform and observe all the terms and conditions set out herein. Once executed, this Agreement constitutes the Borrower's valid and binding obligations;

        (C)   neither the execution of this Agreement nor the performance of any terms hereof by the Borrower shall conflict with or result in any breach under any provisions of the laws of Hong Kong or the laws of its place of incorporation or any liabilities or obligations of the Borrower; and

        (D)   the Borrower shall apply the Loan for the sole purpose of
              satisfying the consideration payable by the Borrower in acquiring the Equity Interest.

6.2     All the representations, warranties and undertakings set out in Clause 6 should be interpreted as applicable on the day of execution of this
        Agreement as well as on the Drawdown Date and shall continue to be valid and binding throughout the Loan Period. Each representation, warranty and undertaking shall be construed independently.

7.      EVENTS OF DEFAULT

7.1     Each of the following events shall be an Event of Default :-

        (A)   the Borrower is in material breach of its obligations hereunder and such breach, if capable of remedy, has not been remedied at the expiry of fourteen (14) days following written notice to that effect having been served on the Borrower;

        (B)   any representation, warranty or undertaking made by the Borrower in this Agreement is untrue or inaccurate in any material respect;
              and

        (C)   any legal proceeding leading to the winding-up of the Borrower or any order is made by court for the appointment of a liquidator, trustee, receiver or similar official over all or any part of the assets of the Borrower.

7.2     On the occurrence of any Event of Default, the Lender may by notice in writing to the Borrower :-

        (A)   terminate this Agreement and all of the Lender's obligations hereunder; and

        (B)   declare that the Loan is immediately due and payable.

8.      FURTHER ASSURANCE

8.1     Once executed, this Agreement shall become effective and binding on each party hereto.

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8.2     At any time after the execution of this Agreement, each party hereto will sign all such deeds or documents as the other party reasonably and lawfully requires for carrying out any transactions or matters provided for in this Agreement and/or for giving full effect to the rights of the parties under this Agreement.

9.      THIS AGREEMENT

9.1     This Agreement constitutes the entire agreement between the parties to this Agreement in respect of the Loan and supersedes any prior agreements undertaking (whether oral or written) between the parties.
        Nevertheless, this Agreement may be amended by instrument in writing if the parties to this Agreement agree thereto.

9.2     This Agreement shall remain in full force during the Loan Period.

9.3     If any of the provisions of this Agreement is or is declared to be illegal, invalid or unenforceable at law, they shall be considered as if they have never been included in this Agreement; and the validity of the remaining provisions shall in no way be affected or impaired.

9.4     This Agreement shall not be capable of assignment without the prior consent in writing of all the parties hereto but, subject thereto, shall be binding on and shall enure for the benefit of each party's successors and permitted assigns.

10.     COSTS

        All costs and expenses incurred by the parties hereto in connection with the negotiation, preparation, printing and execution of this
        Agreement shall be borne by the party who shall have incurred the same.

11.     NOTICE

11.1    Any notice or communication under this Agreement shall be in writing and shall be delivered personally or sent by post, facsimile transmission to the address given above or at such other addresses as may be notified in writing. Proof of posting or despatch of any notice or communication shall be deemed to be proof of receipt:

        (A)   in the case of a letter, on the Business Day after having been properly posted;

        (B)   in the case of a facsimile, on the day of its despatch as
              evidenced by a transmission report generated by the sending facsimile machine.

12.     PROCESS AGENT

12.1    The Lender hereby irrevocably appoints Dibb Lupton Alsop of 41/F Bank of
        China Tower, 1 Garden Road, Hong Kong as its agent to accept service of legal process out of the courts of Hong Kong in connection with this
        Agreement. The Lender further agrees to maintain a duly appointed agent in Hong Kong to accept service of process out of courts of Hong Kong and to keep the other party hereto informed of the name

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        and address of such agent. Service on Dibb Lupton Alsop or such agent appointed by the Lender from time to time shall be deemed to be service on the Lender.

12.2    The Borrower hereby irrevocably appoints Dibb Lupton Alsop of 41/F Bank of China Tower, 1 Garden Road, Hong Kong as its agent to accept service of legal process out of the courts of Hong Kong in connection with this
        Agreement. The Borrower further agrees to maintain a duly appointed agent in Hong Kong to accept service of process out of courts of Hong
        Kong and to keep the other party hereto informed of the name and address of such agent. Service on Dibb Lupton Alsop or such agent appointed by the Borrower from time to time shall be deemed to be service on the
        Borrower.

13.     MISCELLANEOUS

13.1    Any date or period mentioned in this Agreement may be extended by agreement in writing between the parties hereto failing which, with regard to any such date or period, time shall be of the essence of this
        Agreement.

13.2    The parties to this Agreement shall and shall use their respective reasonable endeavours to procure that any necessary third party will, do, execute and perform all such further deeds, documents, assurances, acts and things as may be necessary or desirable to carry out all or any provisions of this Agreement into full force and effect.

13.3    Any provision of this Agreement which is capable of being performed after execution of this Agreement but which has not been performed at or before execution of this Agreement and all representations and warranties and other undertakings contained in or entered into pursuant to this Agreement shall remain in full force and effect notwithstanding execution of this Agreement.

13.4    Unless otherwise expressly agreed in writing, the failure of a party to this Agreement to require performance by a defaulting party of any provision of this Agreement shall in no way affect its right to require performance of that or any other provision of this Agreement by such defaulting party and any waiver by a party hereto of any breach by a defaulting party of any provision of this Agreement shall not be construed as a waiver of the provision itself or a waiver of any other right under this Agreement.

14.     GOVERNING LAW

14.1    This Agreement shall be construed and governed in accordance with the laws of Hong Kong.

14.2    Each party to this Agreement agrees that any legal action or proceedings against it or any of its assets arising out of or in connection with this Agreement may be brought in the courts of Hong Kong and irrevocably submits to the non-exclusive jurisdiction of such courts in any legal action or proceedings arising out of or in connection with this
        Agreement. Each party's submission to the jurisdiction of the courts of
        Hong Kong shall not (and shall not be construed so as to) limit any party's right to take

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        proceedings in any appropriate jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

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IN WITNESS whereof this Agreement has been duly executed by the parties hereto the day and year first above written.

SIGNED by Piao Longhua               )
duly authorized by                   )      /s/
EXPERT MASTER HOLDINGS LIMITED       )          ------------------------------
in presence of:                      )

        /s/
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SIGNED by Abdul Halim Bin Harun      )
duly authorized by                   )      /s/ ______________________________
FIRST SPACE HOLDINGS LIMITED         )
in presence of:                      )

        /s/
            ------------------

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